Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

CG Funds Trust
CG Core Total Return Fund

April 30, 2019

Supplement to the Prospectus and Statement of Additional Information
each dated February 28, 2019

Effective immediately, Robert P. Morse is no longer a portfolio manager of the Fund. The Fund will continue to be co-managed by Robert B. Morse and Jian H. Wang who have been part of the team jointly responsible for the Fund's day-to-day management since 2017 with respect to Mr. Morse, and since its inception in 2013 with respect to Mr. Wang.

Please retain this supplement for future reference.